EXHIBIT 10.49

*** CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ***

FIRST AMENDMENT TO A LICENSE AGREEMENT
BETWEEN JOHNSON & JOHNSON CONSUMER COMPANIES, INC.
AND VION PHARMACEUTICALS, INC. DATED DECEMBER 31, 2007

Agreement made of December 31, 2007 by and between Vion Pharmaceuticals, Inc., having offices at Four Science Park, New Haven, CT 06511 (hereinafter referred to as ‘‘VION’’) and Johnson & Johnson Consumer Companies, Inc., having an address at 199 Grandview Road, Skillman, NJ 08558(hereinafter referred to as ‘‘JJCC’’).

WHEREAS, VION and JJCC entered into a License Agreement effective March 1, 2004 (‘‘Agreement’’);

WHEREAS, VION and JJCC wish to amend Section 3.3 as follows.

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, VION and JJCC agree as follows:

1.    Section 3.3 of the Agreement is hereby replaced with the following new Section 3.3.

3.3    For each of the Fiscal Years of 2007, 2008, and 2009, an annual minimum royalty shall be due and payable by JJCC based on Net Sales by JJCC or its sublicensees of Licensed Products during such Fiscal Year in the amount of [***]. If the Agreement is terminated during one of such Fiscal Years, then the applicable minimum royalty for such Fiscal Year shall be prorated as of the date of such termination (e.g., if JJCC terminates the Agreement on June 30, 2008, then the Minimum Royalty Amount for Fiscal Year 2008 shall be [***] and there should be no Minimum Royalty Amount for Fiscal Year 2008). In the event that the running royalties paid to VION based on Net Sales by JJCC or its sublicensees of Licensed Products during such Fiscal Year are less than the applicable Minimum Royalty Amount for such Fiscal Year, then VION shall notify JJCC of the amount of such shortfall. JJCC shall pay to VION the amount of such shortfall prior to [***] days after such notice by VION. For avoidance of doubt, there shall be no minimum royalty due to VION for Fiscal Year 2010 and thereafter.

2.    Except as specifically amended by this First Amendment to the License Agreement, the Agreement shall continue in force and effect in accordance with its terms as of the date of this First Amendment to the License Agreement.

IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year first written above.

JOHNSON & JOHNSON CONSUMER COMPANIES, INC.		VION PHARMACEUTICALS, INC.
BY:	/s/ Francis Florido	BY:	/s/ Howard B. Johnson
	NAME: Francis Florido TITLE: V.P. Business Development		NAME: Howard B. Johnson TITLE: President & CFO

***	Confidential